                                                                    EXHIBIT 10.4

Please return to:
-----------------
Nancy L. Lomazzo, Esq.
Finn Dixon & Herling LLP
One Landmark Sq, 14th Fl.
Stamford, CT 06901-2689

                              AMENDED AND RESTATED
                          STATUTORY FORM MORTGAGE DEED

     ROBERT J. THATCHER ("Thatcher") and his wife, JAYNE M. THATCHER, having their principal residence at 76 Old Trolley Road, Ridgefield, Connecticut 06877 (together, "Grantor"), to secure payment of One Hundred Ten Thousand and 00/100 Dollars ($110,000.00) under a certain Amended and Restated Secured Promissory Note dated the same day as this mortgage given by Thatcher to Grantee and maturing three (3) years (or less, upon certain circumstances set forth therein) from the date hereof (the "Note"), hereby grants to MEMRY CORPORATION, a Delaware corporation, having an office at 3 Berkshire Boulevard, Bethel, CT 06801, its heirs, administrators, successors and assigns (together, "Grantee"), a mortgage with MORTGAGE COVENANTS on all that certain piece or parcel of land, with the buildings and improvements thereon standing, situated in the Town of Ridgefield, County of Fairfield, State of Connecticut, known as 76 Old Trolley Road, Ridgefield, Connecticut, and more particularly described on Schedule A attached hereto and made a part hereof (together with all buildings and other improvements thereon and appurtenances thereto, the "Mortgaged Premises").

     This mortgage amends and restates that certain Statutory Form Mortgage Deed dated August 25, 2000 (the "Original Mortgage") made by Grantor to Grantee, recorded on or about that date in the Town of Ridgefield, County of Fairfield, State of Connecticut, securing payment of that certain Promissory Note dated as of the same date (the "Original Note") (which Original Note is being amended and reinstated simultaneously herewith by the Note).

     The Mortgaged Premises are conveyed subject to any and all provisions of any ordinance, municipal regulation or public or private law, taxes not yet due and payable, and matters of record prior to this instrument, including a prior mortgage granted by Grantor to Boston Safe Deposit and Trust Company (the "Prior Mortgage") in the original principal amount of $425,000.00 (the "Prior Amount"), which Prior Mortgage was recorded on or before the date of the Original Mortgage.

     This mortgage is made upon the STATUTORY CONDITION, as well as upon the following conditions:

          1. Grantor shall pay, when due, all taxes, assessments and insurance premiums on the Mortgaged Premises.

          2. Grantor shall keep the Mortgaged Premises in good repair and free of mechanics liens.

          3. Grantor shall keep the Mortgaged Premises insured against damage by fire and the perils included in a standard extended coverage endorsement in sufficient amounts to prevent the imposition of a co-insurance penalty, but in no event less than the balance due on the Note. All such policies shall name the Grantee in a standard mortgagee endorsement.

          4. Grantor shall not demolish or substantially alter any building or improvement on the Mortgaged Premises without the Grantee's written permission.

          5. Unless waived by the Grantee, Grantor shall pay the entire unpaid balance due under the Note:

               (a) If Grantor shall breach any of the conditions contained in this mortgage or in the Note.

               (b) If title to the Mortgaged Premises shall vest in anyone other than the Grantor or if they shall be leased for a term greater than one year.

               (c) If the Grantor shall be adjudicated a debtor under the Bankruptcy Code, or makes a general assignment for the benefit of his, her or their creditors.

          6. Grantee shall be entitled to recover its reasonable expenses and attorneys fees incurred in any action to foreclose or protect its right under this mortgage, to collect the Note, or if Grantee is made a party to any legal proceeding by virtue of it being the holder of this mortgage.

          7. All the terms and conditions of the Note are incorporated herein by reference as if fully set forth herein.

          8. Whenever the context of this instrument requires, references to the singular shall include the plural, references to the plural shall include the singular, and references to the masculine or feminine gender include the opposite or neuter gender.

          9. This mortgage is subordinate of record to the Prior Mortgage and, in the event of a refinancing of the debt secured by the Prior Mortgage resulting in the release of the Prior Mortgage and the filing of a new mortgage (the "New Senior Mortgage"), this mortgage shall be automatically subordinate to the New Senior Mortgage if and only if the principal amount of the debt secured by the New Senior Mortgage then and at any time thereafter is equal to or less than the Prior Amount. This mortgage is not and shall not at any time be subordinate to any other mortgage or lien for borrowed money.

                  [Remainder of Page Intentionally Left Blank]

     This Mortgage Deed is signed this 28th day of January, 2002.

                                               GRANTORS:
WITNESSED BY:


/s/ Richard R. Kavanauch                       /s/ Robert J. Thatcher
--------------------------------               ---------------------------------
Name: Richard R. Kavanauch                     ROBERT J. THATCHER


/s/ Paul V. Hutchins
--------------------------------
Name: Paul V. Hutchins


WITNESSED BY:


/s/ Richard R. Kavanauch                       /s/ Jayne M. Thatcher
--------------------------------               ---------------------------------
Name: Richard R. Kavanauch                     JAYNE M. THATCHER


/s/ Paul V. Hutchins
--------------------------------
Name: Paul V. Hutchins


STATE OF CONNECTICUT   )
                       ) ss: Ridgefield, Connecticut
COUNTY OF FAIRFIELD    )

     On this 28 day of January, 2002, the undersigned officer, personally appeared ROBERT J. THATCHER, signer and sealer of the foregoing instrument, known to me (or satisfactorily proven to be the person whose name is subscribed to within said document) and acknowledged the same to be his free act and deed, before me.


                                      /s/ Victor A. Anderson Sr.
                                      ------------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires:  August 31, 2002

STATE OF CONNECTICUT )
                     )   ss: Ridgefield
COUNTY OF            )

     On this 28 day of January, 2002, the undersigned officer, personally appeared JAYNE M. THATCHER, signer and sealer of the foregoing instrument, known to me (or satisfactorily proven to be the person whose name is subscribed to within said document) and acknowledged the same to be her free act and deed, before me.


                                      /s/ Victor A. Anderson Sr.
                                      ------------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires:  August 31, 2002

                        SCHEDULE A INTENTIONALLY OMITTED